UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 30, 2000
Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina                                                  56-0939887
          (State of incorporation)                               (I.R.S. Employer Identification No.)

                                                                        200 West Second Street
                                                                    Winston-Salem, North Carolina                                         27101
                                                               (Address of principal executive offices)                                (Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

This Form 8-K has 4 pages.

ITEM 5.    OTHER EVENTS

     The purpose of this Form 8-K is to file supplemental restatement information including the first and second quarters of 1999 restated for the accounts of Hardwick Holding Company, First Banking Company of Southeast Georgia, and One Valley Bancorp, Inc., all acquired by BB&T Corporation during 2000 and accounted for as poolings of interests.

EXHIBIT INDEX

Exhibit 99 Restatement Supplement

                      RESTATEMENT SUPPLEMENT                            Tom A. Nicholson
                   BB&T Corporation (NYSE:BBT)                          Senior Vice President         (336) 733-3058
                            Page 1 of 4                                 Investor Relations         FAX(336) 733-3132

                                                                                    For the Quarter Ended
(Dollars in thousands, except per share data)                                    6/30/99             3/31/99
INCOME STATEMENT EXCLUDING NONRECURRING ITEMS

    Interest income - taxable equivalent                                          $ 952,769           $ 905,010
    Interest expense                                                                447,527             425,521

    Net interest income - taxable equivalent                                        505,242             479,489

    Less: Taxable equivalent adjustment                                              24,817              21,496

      Net interest income                                                           480,425             457,993

    Provision for loan & lease losses                                                26,078              23,971

      Net interest income after provision for loan & lease losses                   454,347             434,022

    Noninterest income                                                              225,727             203,437
    Noninterest expense                                                             401,785             360,946

    Income before income taxes                                                      278,289             276,513
    Provision for income taxes                                                       89,759              89,653

      Income excluding nonrecurring items                                           188,530             186,860

      Nonrecurring items, net of tax                                                      -              10,386

      Net income                                                                  $ 188,530           $ 176,474

PER SHARE DATA EXCLUDING NONRECURRING ITEMS

    Basic earnings                                                                    $ .48               $ .47
    Diluted earnings                                                                    .47                 .46

    Weighted average shares -                     Basic                         394,797,390         395,644,210
                                                Diluted                         402,151,782         403,071,792
    Dividends paid on common shares                                                  $ .175              $ .175

PERFORMANCE RATIOS EXCLUDING NONRECURRING ITEMS

    Return on average assets                                                           1.49%              1.56%
    Return on average equity                                                          18.64               18.71
    Net yield on earning assets (taxable equivalent)                                   4.27                4.27
    Efficiency (taxable equivalent) (1)                                                54.6                52.8

CASH BASIS PERFORMANCE EXCLUDING NONRECURRING ITEMS (2)

    Net Income                                                                    $ 201,534           $ 198,207
    Diluted earnings per share                                                          .50                 .49
    Return on average tangible assets                                                  1.61%              1.68%
    Return on average tangible equity                                                 23.33               22.70
    Efficiency ratio (taxable equivalent) (1)                                          52.8                51.0

                                                                                    For the Quarter Ended
(Dollars in thousands, except per share data)                                    6/30/99             3/31/99
INCOME STATEMENT

    Interest income - taxable equivalent                                          $ 952,769           $ 905,010
    Interest expense                                                                447,527             425,521

    Net interest income - taxable equivalent                                        505,242             479,489

    Less: Taxable equivalent adjustment                                              24,817              21,496

      Net interest income                                                           480,425             457,993

    Provision for loan & lease losses                                                26,078              23,971

      Net interest income after provision for loan & lease losses                   454,347             434,022

    Noninterest income                                                              225,727             203,437
    Noninterest expense                                                             401,785             376,787

    Income before income taxes                                                      278,289             260,672
    Provision for income taxes                                                       89,759              84,198

      Net income                                                                  $ 188,530           $ 176,474

PER SHARE DATA

    Basic earnings                                                                    $ .48               $ .45
    Diluted earnings                                                                    .47                 .44

    Weighted average shares -                     Basic                         394,797,390         395,644,210
                                                Diluted                         402,151,782         403,071,792

    Dividends paid on common shares                                                  $ .175              $ .175
PERFORMANCE RATIOS

    Return on average assets                                                           1.49%              1.48%
    Return on average equity                                                          18.64               17.67
    Net yield on earning assets (taxable equivalent)                                   4.27                4.27
    Efficiency (taxable equivalent) (1)                                                54.6                52.8

NOTES:     Applicable ratios are annualized.
           (1) Excludes securities gains (losses), foreclosed property expense and nonrecurring items for all periods.
           (2) Cash basis operating results exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital. Cash basis performance ratios exclude the amortization of nonqualifying intangible assets from earnings and the unamortized balances of nonqualifying intangibles from assets and equity.

                      RESTATEMENT SUPPLEMENT                            Tom A. Nicholson
                    BB&T Corporation (NYSE:BBT)                         Senior Vice President         (336) 733-3058
                            Page 2 of 4                                 Investor Relations         FAX(336) 733-3132

                                                                                 As of / For the Quarter Ended
(Dollars in thousands, except per share data)                                     6/30/99             3/31/99
INCOME STATEMENTS EXCLUDING
    NONRECURRING ITEMS

    Interest income - taxable equivalent

    Interest & fees on loans & leases                                             $ 727,000           $ 702,393
    Interest & dividends on securities                                              220,009             198,338
    Interest on short-term investments                                                5,760               4,279
      Total interest income - taxable equivalent                                    952,769             905,010

    Interest expense

    Interest on deposits                                                            292,420             291,599
    Interest on short-term borrowed funds                                            73,929              59,423
    Interest on long-term debt                                                       81,178              74,499
      Total interest expense                                                        447,527             425,521

    Net interest income - taxable equivalent                                        505,242             479,489

    Less: Taxable equivalent adjustment                                              24,817              21,496

      Net interest income                                                           480,425             457,993

    Provision for loan & lease losses                                                26,078              23,971

      Net interest income after provision for
       loan & lease losses                                                          454,347             434,022

    Noninterest income

    Service charges on deposits                                                      59,158              58,363
    Mortgage banking income                                                          47,109              49,261
    Investment banking & brokerage fees & commissions                                38,830              14,562
    Trust revenue                                                                    17,462              16,525
    Agency insurance commissions                                                     16,952              17,000
    Other insurance commissions                                                       3,443               3,417
    Other nondeposit fees & commissions                                              31,579              27,553
    Securities gains (losses), net                                                   (2,895)                597
    Other income                                                                     14,089              16,159

      Total noninterest income                                                      225,727             203,437

    Noninterest expense

    Personnel expense                                                               209,453             185,450
    Occupancy & equipment expense                                                    60,220              56,578
    Foreclosed property expense                                                         877                 678
    Amortization of intangibles & mortgage servicing rights                          20,335              19,361
    Other noninterest expense                                                       110,900              98,879

      Total noninterest expense                                                     401,785             360,946

    Income before income taxes                                                      278,289             276,513
    Provision for income taxes                                                       89,759              89,653

      Net income                                                                  $ 188,530           $ 186,860

PER SHARE DATA EXCLUDING
    NONRECURRING ITEMS

    Basic earnings                                                                    $ .48               $ .47
    Diluted earnings                                                                    .47                 .46
    Dividends paid on common shares                                                    .175                .175
    Book value per common share                                                      $ 9.89             $ 10.23

RATIOS EXCLUDING
    NONRECURRING ITEMS

    Return on average assets                                                           1.49%              1.56%
    Return on average equity                                                          18.64               18.71
    Net yield on earning assets (taxable equivalent)                                   4.27                4.27
    Efficiency (taxable equivalent) (1)                                                54.6                52.8
    Noninterest income as a percentage of
      total income (taxable equivalent) (1)                                            31.2                29.7
    Equity as a percentage of total assets
      end of period                                                                     7.6                 8.1
    Average earning assets as a percentage of
      average total assets                                                             93.5                93.3
    Average loans & leases as a percentage of
      average deposits                                                                 99.7                98.8

CASH BASIS PERFORMANCE (2)

    Cash basis earnings excluding nonrecurring items                              $ 201,534           $ 198,207
    Diluted cash basis earnings per share                                               .50                 .49
    Return on average tangible assets                                                  1.61%              1.68%
    Return on average tangible equity                                                 23.33               22.70
    Efficiency ratio (taxable equivalent) (1)                                          52.8                51.0

NOTES:     Applicable ratios are annualized.
           (1) Excludes securities gains (losses), foreclosed property expense and nonrecurring items for all periods.
           (2) Cash basis operating results exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital. Cash basis performance ratios exclude the amortization of nonqualifying intangible assets from earnings and the unamortized balances of nonqualifying intangibles from assets and equity.

                      RESTATEMENT SUPPLEMENT                            Tom A. Nicholson
                    BB&T Corporation (NYSE:BBT)                         Senior Vice President         (336) 733-3058
                            Page 3 of 4                                 Investor Relations         FAX(336) 733-3132

                                                                                 As of / For the Quarter Ended
(Dollars in thousands)                                                            6/30/99             3/31/99
SELECTED BALANCE SHEET DATA

    End of period balances

    Securities, at carrying value                                               $13,602,855        $ 13,063,853

    Commercial loans & leases                                                    16,941,615          15,985,175
    Consumer loans                                                                8,354,168           8,193,935
    Revolving credit loans                                                          633,677             609,408
    Mortgage loans                                                                7,733,934           8,256,788

      Total loans & leases                                                       33,663,394          33,045,306

    Allowance for loan & lease losses                                               458,689             451,565
    Other earning assets                                                            638,898             354,692
      Total earning assets                                                       48,128,386          46,413,311

      Total assets                                                               51,463,991          49,748,966

    Noninterest-bearing deposits                                                  4,740,553           4,598,826
    Savings & interest checking                                                   3,167,921           3,245,250
    Money rate savings                                                            8,794,712           8,777,106
    Time deposits                                                                15,937,658          16,018,428
    Other deposits                                                                  737,575             880,405

      Total deposits                                                             33,378,419          33,520,015

    Short-term borrowed funds                                                     7,563,087           5,785,648
    Long-term debt                                                                5,973,518           5,729,401

      Total interest-bearing liabilities                                         42,174,471          40,436,238

      Total shareholders' equity                                                  3,898,715           4,051,409

    Goodwill                                                                        563,201             550,825
    Core deposit & other intangibles                                                 18,153              17,567

      Total intangibles                                                             581,354             568,392

      Mortgage servicing rights                                                     164,148             144,122

      Negative goodwill                                                            $ 23,628            $ 25,189

    Average balances

    Securities, at amortized cost                                               $13,450,238        $ 12,137,366

    Commercial loans & leases                                                    16,658,787          15,813,125
    Consumer loans                                                                8,438,028           7,965,657
    Revolving credit loans                                                          598,853             584,244
    Mortgage loans                                                                7,719,186           8,327,200

      Total loans & leases                                                       33,414,854          32,690,226

    Other earning assets                                                            477,795             373,114

      Total earning assets                                                       47,342,887          45,200,706

      Total assets                                                               50,659,620          48,438,057

    Noninterest-bearing deposits                                                  4,644,752           4,500,558
    Savings & interest checking                                                   3,302,327           3,323,282
    Money rate savings                                                            8,625,484           8,480,303
    Time deposits                                                                15,996,493          16,007,736
    Other deposits                                                                  954,169             788,147

      Total deposits                                                             33,523,225          33,100,026

    Short-term borrowed funds                                                     6,337,899           5,104,085
    Long-term debt                                                                6,048,556           5,505,189

      Total interest-bearing liabilities                                         41,264,928          39,208,742

      Total shareholders' equity                                                $ 4,057,292         $ 4,049,638

RISK-BASED CAPITAL

    Risk-based capital:
      Tier 1                                                                    $ 3,531,208         $ 3,543,288
      Total                                                                       4,735,007           4,789,094
    Risk-based capital ratios:
      Tier 1                                                                           10.2%              10.6%
      Total                                                                            13.6                14.3
    Leverage capital ratio                                                              7.0                 7.4

NOTES:     All items referring to loans & leases include loans held for sale & are net of unearned income.

                      RESTATEMENT SUPPLEMENT                            Tom A. Nicholson
                    BB&T Corporation (NYSE:BBT)                         Senior Vice President         (336) 733-3058
                            Page 4 of 4                                 Investor Relations         FAX(336) 733-3132

                                                                                As of / For the Quarter Ended
(Dollars in thousands)                                                             6/30/99             3/31/99
ASSET QUALITY ANALYSIS

    Allowance For Loan & Lease Losses
      Beginning balance                                                           $ 451,565           $ 442,341
      Allowance for acquired loans                                                      169               1,935
      Provision for loan & lease losses                                              26,078              23,971
       Charge-offs                                                                  (27,372)            (24,246)
       Recoveries                                                                     8,249               7,564
      Net charge-offs                                                               (19,123)            (16,682)
       Ending balance                                                             $ 458,689           $ 451,565

    Nonperforming Assets
      Nonaccrual loans & leases                                                   $ 107,172           $ 118,211
      Foreclosed real estate                                                         21,089              26,514
      Other foreclosed property                                                       9,539              12,271
      Restructured loans                                                              2,070               3,625
       Nonperforming assets                                                       $ 139,870           $ 160,621

      Loans 90 days or more past due
       & still accruing                                                            $ 52,094            $ 47,316
      Loans 90 days or more past due & still accruing
       as a percentage of total loans and leases                                        .15%               .14%

    Asset Quality Ratios
      Nonaccrual and restructured loans & leases
       as a percentage of total loans & leases                                          .32%               .37%
      Nonperforming assets as a percentage of:
       Total assets                                                                     .27                 .32
       Loans & leases plus
         foreclosed property                                                            .42                 .49
      Net charge-offs as a percentage of
       average loans & leases                                                           .23                 .21
      Allowance for loan & lease losses as
       a percentage of loans & leases                                                  1.36                1.37
      Ratio of allowance for loan & lease losses to:
       Net charge-offs                                                                 5.98 x              6.67 x
       Nonaccrual and restructured loans & leases                                      4.20                3.71

                                                                                  For the Quarter Ended
                                                                                 6/30/99             3/31/99
ANNUALIZED INTEREST YIELDS / RATES (1)

    Interest income:
    Securities & other                                                                 6.49%              6.49%
    Loans & leases                                                                     8.72                8.69

      Total earning assets                                                             8.06                8.08

    Interest expense:
    Interest-bearing deposits                                                          4.06                4.14
    Short-term borrowed funds                                                          4.68                4.72
    Long-term debt                                                                     5.38                5.45

      Total interest-bearing liabilities                                               4.35                4.40

    Net yield on earning assets                                                        4.27%              4.27%

NOTES:     All items referring to loans & leases include loans held for sale & are net of unearned income.
           (1) Fully taxable equivalent yields.  Securities yields calculated based on amortized cost.

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                  BB&T CORPORATION
                                                                                  (Registrant)

                                                                                  By: /S/ SHERRY A. KELLETT

                                                                                  Sherry A. Kellett
                                                                                  Senior Executive Vice President and Controller
                                                                                  (Principal Accounting Officer)

Date: October 30, 2000